Exhibit 10.1
SIXTH AMENDMENT TO LOAN AGREEMENT

THIS SIXTH AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made and entered into and effective as of September 19, 2008 (the “Amendment Closing Date”), by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (the “Bank”), FOSSIL PARTNERS, L.P. (the “Borrower”), FOSSIL, INC. (the “Company”), FOSSIL INTERMEDIATE, INC. (“Fossil Intermediate”), FOSSIL TRUST (“Fossil Trust”), FOSSIL STORES I, INC. (“Fossil I”), ARROW MERCHANDISING, INC. (“Arrow Merchandising”) and FOSSIL HOLDINGS, LLC (“Fossil Holdings”) (the Company, Fossil Intermediate, Fossil Trust, Fossil I, Arrow Merchandising and Fossil Holdings are sometimes referred to herein individually as a “Guarantor” and collectively as the “Guarantors”).

RECITALS

WHEREAS, the Bank, the Borrower and the Guarantors are parties to that certain Loan Agreement, dated as of September 23, 2004 (as amended, modified or supplemented, from time to time, the “Agreement”); and

WHEREAS, the Bank, the Borrower and the Guarantors desire to amend the Agreement and the other Loan Documents as herein set forth, among other things to extend the maturity date of the Revolving Note to November 19, 2008.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

          ARTICLE I.

Definitions

Section 1.01. Capitalized terms used in this Amendment are defined in the Agreement, as amended hereby, unless otherwise stated.

          ARTICLE II.

Amendments

Section 2.01. Deletion of Section 13(g).  Effective as of the Amendment Closing Date, Section 13(g) of the Agreement entitled “Equity Purchases” is hereby amended and restated to read in its entirety as follows (with the effect that such Section 13(g) is effectively deleted from the Agreement):

           “(g)           [Intentionally Omitted];”

Section 2.02. Amendment to Section 16.  Effective as of the Amendment Closing Date, (a) the reference to “Susan N. Jenull” contained in Section 16 of the Agreement is deleted in its entirety and replaced with “Marguerite C. Burtzlaff” and (b) the reference to "Patton Boggs LLP" and its address and other contact information contained in Section 16 of the Agreement are deleted in their entirety and replaced with the following:

           “Hunton & Williams LLP
           1445 Ross Avenue, Suite 3700
           Dallas, Texas  75202
           Attention:  Ronald D. Rosener, Esq.
           Fax:  (214) 740-7164”

Section 2.03. Certain Definitions.   A new Section 29 is hereby added to the Agreement, which Section 29 shall read in its entirety as follows:

           “29.           Certain Definitions  Unless the context otherwise requires, capitalized terms used in this Agreement but not defined herein shall have the meanings therefor specified in the Revolving Note.”

           ARTICLE III.

Conditions Precedent

Section 3.01. Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Bank:

(a) The Bank shall have received (i) this Amendment, duly executed by the Borrower and each Guarantor, and (ii) an amended and restated Revolving Note in form and substance satisfactory to the Bank which extends the maturity date of the Revolving Note to November 19, 2008, duly executed by the Borrower;

(b) There shall have been no material adverse change in the business or financial condition of the Borrower, Company and the Guarantors, taken as a whole;

(c) There shall be no material adverse litigation, either pending or threatened, against the Borrower or any Guarantor that could reasonably be expected to have a material adverse effect on the business or financial condition of the Borrower, Company and the Guarantors, taken as a whole;

(d) The representations and warranties contained herein and in the Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct in all material respects as of the date hereof, as if made on the date hereof, except to the extent such representations were made as of a specific date;

(e) No default or Event of Default under the Agreement, as amended hereby, shall have occurred and be continuing, unless such default or Event of Default has been specifically waived in writing by the Bank; and

(f) All requisite corporate, partnership or trust proceedings, as appropriate, shall have been taken the Borrower and each Guarantor to authorize the execution, delivery and performance of this Amendment, and such proceedings and other legal matters incident thereto shall be satisfactory to the Bank and its legal counsel.

            ARTICLE IV.

Waiver

Section 4.01. No Waiver.  Except as provided in Section 4.02, nothing contained herein shall be construed as a waiver by the Bank of any covenant or provision of the Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between the Borrower and/or the Guarantors and the Bank, and the failure of the Bank at any time or times hereafter to require strict performance by the Borrower and/or any Guarantor of any provision thereof shall not waive, affect or diminish any right of the Bank to thereafter demand strict compliance therewith.  The Bank hereby reserves all rights granted under the Agreement, the other Loan Documents, this Amendment and any other contract or instrument between the Borrower and/or the Guarantors and the Bank.

Section 4.02. Limited Waiver relating to Section 13(d).  The Bank hereby waives any previous breach or breaches, prior to September 19, 2008, by the Borrower and the Guarantors of their obligations under Section 13(d) of the Agreement to provide the Bank with prior written notice of the formation of new subsidiaries of the Borrower and/or the Company.  The foregoing waiver is expressly limited as follows: (a) such waiver is limited strictly as written to the breach arising under Section 13(d) of the Agreement as a result of Borrower’s and the Guarantors’ failure to provide the Bank with prior written notification of the formation of such subsidiaries, (b) such waiver is not applicable to any provision of the Agreement or any other Loan Document other than the specifically described failure, and (c) such waiver is a limited, one-time waiver, and nothing contained herein shall obligate the Bank to grant any additional or future waiver of the Borrower’s or any Guarantor’s obligations under Section 13(d) of the Agreement or grant any additional or future waiver of any other provision of the Agreement or any other Loan Document.

Section 4.03. Limited Waiver relating to Section 13(g).  The Bank hereby waives any previous breach or breaches, prior to September 19, 2008, by the Borrower and the Guarantor of their obligations under Section 13(g) of the Agreement to not make (in the case of Fossil, Inc.) or permit to be made (in the case of the Borrower and the Guarantors other than Fossil, Inc.) any payment by Fossil, Inc. to any of its equity holders (whether in cash or in property) with respect to the repurchase of any equity interests of Fossil, Inc.  The foregoing waiver is expressly limited as follows:  (a) such waiver is limited strictly as written to the breach arising under Section 13(g) of the Agreement as a result of the Borrower’s and the Guarantors’ failure to comply or cause compliance by Fossil, Inc. with such Section 13(g) as it relates (and only as it relates) to the repurchasers by Fossil, Inc. of its equity interests prior to September 19, 2008, (b) such waiver is not applicable to any provision of the Agreement or any other Loan Document other than the specifically described failure, and (c) such waiver is a limited, one-time waiver, and nothing contained herein shall obligate the Bank to grant any additional or future waiver of the Borrower’s or any Guarantor’s obligations under Section 13(g) of the Agreement or grant any additional or future waiver of any other provision of the Agreement or any other Loan Document.

            ARTICLE V.

Ratifications, Representations and Warranties, Covenants

Section 5.01. General Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  The parties hereto agree that the Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 5.02. Ratification of Guaranties.  Each of the Guarantors hereby acknowledges and consents to all of the terms and conditions of this Amendment and hereby ratifies and confirms the Guaranty Agreement to which it is a party to or for the benefit of the Bank.  Each of the Guarantors hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder.  Furthermore, each Guarantor agrees that nothing contained in this Amendment shall adversely affect any right or remedy of the Bank under the Guaranty Agreement to which such Guarantor is a party.  Each Guarantor hereby agrees that with respect to the Guaranty Agreement to which it is a party, all references in such Guaranty Agreement to the “Guaranteed Obligations” shall include, without limitation, the obligations of the Borrower to the Bank under the Agreement, as amended hereby.  Finally, each of the Guarantors hereby represents and acknowledges that the execution and delivery of this Amendment and the other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under its respective Guaranty Agreement (except as specifically provided in this Section 5.02) and shall not constitute a waiver by the Bank of any of the Bank’s rights against such Guarantor.

Section 5.03. Ratification of Security Interests.  The Company hereby agrees that the Stock Pledge Agreement is hereby expressly amended such that the definition of “Secured Obligations” contained therein includes, without limitation, all indebtedness and other obligations of the Borrower now or hereafter existing hereunder the Agreement, as amended hereby.  Furthermore, the Company hereby ratifies and reaffirms its obligations under the Stock Pledge Agreement, as the same is amended hereby, and represents and acknowledges that the Stock Pledge Agreement is not subject to any claims, counterclaims, defenses or offsets.  Finally, the Company hereby represents and acknowledges that the execution and delivery of this Amendment and the other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a debtor, pledgor, assignor, obligor and/or grantor under the Stock Pledge Agreement (except as specifically provided in this Section 5.03) and shall not constitute a waiver by the Bank of any of the Bank’s rights against the Company.

Section 5.04. Representations and Warranties, etc.  The Borrower and each of the Guarantors hereby jointly and severally represent and warrant to the Bank that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been duly authorized by all requisite corporate, partnership or trust proceedings, as appropriate, and will not contravene, or constitute a default under, any provision of applicable law or regulation or of the Agreement of Limited Partnership, Articles of Incorporation, By-Laws or Trust Agreement, as applicable, of the Borrower or any Guarantor, or of any mortgage, indenture, material contract, material agreement or other material instrument, or any judgment, order or decree, binding upon the Borrower or any Guarantor; (b) the officer(s) of the Borrower and each Guarantor executing and delivering this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith are duly elected and are authorized, by resolution of the board of directors, board of managers or trustees (or other applicable governing body) of the Borrower and each such Guarantor, to execute on behalf of each such entity this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Agreement and the other Loan Documents, as amended hereby, are true and correct in all material respects on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date, except to the extent such representations were made as of a specific date; (d) no default or Event of Default under the Agreement, as amended hereby, or any other Loan Document has occurred and is continuing, unless such default or Event of Default has been specifically waived in writing by the Bank; and (e) the Borrower and the Guarantors are in full compliance with all covenants and agreements contained in the Agreement and the other Loan Documents, as amended hereby.

           ARTICLE VI.

Miscellaneous Provisions

Section 6.01. Survival of Representations and Warranties.  All representations and warranties made in the Agreement or any other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents to be executed in connection herewith, and no investigation by the Bank or any closing shall affect the representations and warranties or the right of the Bank to rely upon them. The Borrower and the Guarantors hereby represent and warrant to the Bank that the resolutions of the board of directors, managers and trustees (as applicable) of the Borrower and the Guarantors dated September 22, 2005, which resolutions were certified to the Bank in connection with the First Amendment to Loan Agreement dated as of September 22, 2005, remain in full force and effect and have not been rescinded or modified in any way.

Section 6.02. Reference to Agreement.  Each of the Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in the Agreement and such other Loan Documents to the Agreement, shall mean a reference to the Agreement, as amended hereby.

Section 6.03. Expenses of the Bank.  As provided in the Agreement, the Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Bank in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of the Bank’s legal counsel, and all costs and expenses incurred by the Bank in connection with the enforcement or preservation of any rights under the Agreement or any other Loan Document, in each case as amended hereby, including, without, limitation, the costs and fees of the Bank’s legal counsel.

Section 6.04. Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 6.05. Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the Borrower, the Guarantors and the Bank and their respective successors and assigns.

Section 6.06. Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

Section 6.07. Effect of Waiver.  No consent or waiver, express or implied, by the Bank to or for any breach of or deviation from any covenant or condition by the Borrower or any Guarantor shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

Section 6.08. Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 6.09. Applicable Law.  THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section 6.10. Final Agreement.  THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWER, THE GUARANTORS AND THE BANK.

Section 6.11. Agreement for Binding Arbitration.  The parties agree to be bound by the terms and provisions of the Bank’s current Arbitration Program which is incorporated herein by reference and is acknowledged as received by the parties pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party.

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IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

 “BANK”

WELLS FARGO BANK,
NATIONAL ASSOCIATION

By:
Name:
Title:

“BORROWER”

FOSSIL PARTNERS, L.P.

By:           Fossil, Inc.
Title:        General Partner

 By:
 Name:      Randy S. Hyne
  Title:       Vice President, General Counsel
                   and Secretary

“GUARANTORS”

FOSSIL, INC.

By:
Name:          Randy S. Hyne
Title:            Vice President, General Counsel
                     and Secretary

FOSSIL INTERMEDIATE, INC.

By:
Name:             Mike L. Kovar
Title:               Treasurer

FOSSIL TRUST

By:
Name:               Mike L. Kovar
Title:                 Treasurer

FOSSIL STORES I, INC.

By:
Name:                  Mike L. Kovar
Title:                    Treasurer

ARROW MERCHANDISING, INC.

By:
Name:                    Mike L. Kovar
Title:                      Treasurer

FOSSIL HOLDINGS, LLC

By:
Name:                    Mike L. Kovar
Title:                      Manager